STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED FEBRUARY 26, 2013 TO THE

STERLING CAPITAL STRATEGIC ALLOCATION EQUITY

VARIABLE INSURANCE FUND PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MAY 1, 2012, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Strategic Allocation Equity Variable Insurance Fund Prospectus and Statement of Additional Information, each dated May 1, 2012, as amended:

The Board of Trustees of Sterling Capital Variable Insurance Funds (the “Trust”) has approved the liquidation and termination of the Sterling Capital Strategic Allocation Equity Variable Insurance Fund (the “Fund”). Accordingly, the assets of the Fund will be liquidated on or about April 26, 2013 (the “Liquidation”). After paying in full all known or reasonably ascertainable liabilities of the Fund, including without limitation all charges, taxes and expenses of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SAEFVIF-PRO/SAISUP-02/13